UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22794

Gator Series Trust

 (Exact name of registrant as specified in charter)

100 South Ashley Drive, Suite 895

Tampa, FL  33602

 (Address of principal executive offices)(Zip code)

Derek Pilecki

100 South Ashley Drive, Suite 895

Tampa, FL  33602

 (Name and address of agent for service)

With copy to:

Jeffrey T. Skinner, Esp.

Kilpatrick Townsend & Stockton LLP

1001 West Fourth Street

Winston-Salem, NC  27101

Registrant’s Telephone Number, including Area Code:  813-282-7870

Date of fiscal year end: March 31

Date of reporting period: September 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Gator Series Trust

Gator Funds

Semi-Annual Report

September 30, 2014

(UNAUDITED)

Gator Focus Fund

Institutional Class (GFFIX)

Investor Class (GFFAX)

Gator Opportunities Fund

Institutional Class (GTOIX)

Investor Class (GTOAX)

November 6, 2014

Dear Gator Focus Fund Shareholders:

We are pleased to provide you with the Gator Focus Fund’s (the “Focus Fund”) semi-annual shareholder letter.  This letter covers the semi-annual period for the fiscal year ending March 31, 2015. Below, we have provided (1) an update regarding the Focus Fund’s performance, (2) a summary investment thesis behind two new positions added during the period, and (3) a list of the Focus Fund’s top ten equity holdings as of September 30, 2014.  We hope that our overview and description of our investment theses behind our recent purchases will help you to understand the analysis we perform on positions we purchased for the portfolio during this period.

Review of Performance

We believe the Focus Fund differentiates itself by holding a concentrated stock portfolio of relatively small companies, which we generally hold for significant periods of time resulting in relatively low turnover. The Focus Fund outperformed its benchmark, the Russell 2000 Index®, from the Focus Fund’s inception on April 24, 2013 through September 30, 2014. Returns for the Focus Fund and its primary benchmark, the Russell 2000 Index® for the period April 24, 2013 through March 31, 2014 are summarized below:

	Performance Returns Through 09/30/14
					Since
	YTD	3 month	6 month	1 year	Inception
Gator Focus - Institutional	-3.66%	-10.04%	-5.21%	12.13%	25.02%
Gator Focus - Investor	-3.82%	-10.07%	-5.30%	11.87%	24.12%
Russell 2000 Index	-4.41%	-7.36%	-5.46%	3.93%	20.85%

The Gator Focus Fund’s inception date was April 24, 2013.  Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Gator Focus Fund ("the Fund") imposes a 1.0% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee, and if reflected, total returns would be reduced. Fund performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 855-270-2678. The Gator Focus Fund is a non-diversified fund. In general, a non-diversified mutual fund may invest a greater percentage of its assets in a particular issue and may own fewer securities than diversified mutual funds. Accordingly, a non-diversified mutual fund is generally subject to the risk that a large loss in an individual issue will cause a greater loss for the fund than it would if the fund was required to hold a larger number of securities or smaller positions. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The Russell 2000 Index® measures the performance of the small-cap segment of the U.S. equity universe. It is used for comparison purposes only, and is not meant to be indicative of the Gator Focus Fund’s performance, asset composition, or volatility. The performance of the Russell 2000 Index® is shown with all dividends reinvested and does not reflect deductions for fees or expenses. Investors cannot invest directly in an index.

During the six month period we had a few strong performing investments, such as Targa Resources, Teekay Corporation, and EnLink Midstream.  In June, Targa was reportedly engaged in merger talks with Energy Transfer.  In September, Teekay Corporation announced that its Board of Directors intended to increase its dividend payments substantially in 2015.  EnLink Midstream (formerly Crosstex Energy) continued to perform well as it integrated its merger with the midstream assets of Devon Energy.

However, we also had positions that did not perform well.  For example, Cumulus Media did not perform well as it reported lower EBITDA (Earnings before interest, taxes, depreciation, and amortization) due to turnover in the morning radio show talent in several large markets.  We continue to hold our Cumulus Media position because we believe the stock is priced attractively and anticipate that its performance may improve in 2015. Rex Energy was another underperforming position in this period due to declining oil prices.  We continue to hold our Rex Energy position because we like the progress they’ve made in drilling wells in acreage in the Marcellus Shale.  Our Ambac warrant position underperformed during the period as investors grew impatient waiting for Ambac to settle its lawsuits with Bank of America and JP Morgan Chase.

Recent/New Positions

This section reviews our investment thesis for two new positions we purchased in the Fund between April 1, 2014 and September 30, 2014. We hope these summaries provide you some insight to how we make stock selections.

As a reminder, the discussion of individual securities should not be construed as a recommendation to buy or sell such securities.

FTD Companies

FTD Companies is a floral and gifting company. The company is best known for the FTD Network through which consumers can order flowers at their local floral shop for delivery to the recipient in another city.  The local florist takes the order, collects payment, and transmits the order over the FTD Network to a florist in the recipient’s city who delivers the flowers.  We believe the FTD Network is an attractive asset-light business with a network effect that gives FTD a defensible competitive advantage.

FTD went public in November 2013 when the company was spun-off from United Online.  This is the third-time that FTD has been a public company.  In 1994, FTD was demutualized by Perry Capital and was publicly traded.  In 2004, the private equity firm, Leonard Green, took FTD private.  FTD held another IPO in 2005.  In 2008, United Online acquired FTD.  This history shows that the high-margin stable nature of the FTD network has been attractive to private-equity buyers in the past.

In July 2014, FTD announced an interesting transaction that we believe improves the FTD investment case.  FTD announced that it was acquiring Provide Commerce from Liberty Media.  Provide owns many different flower and gift brands, but the most significant is ProFlowers.  Liberty is controlled by cable TV mogul John Malone.  Malone has a long history of value enhancing deal making.  In the FTD/Provide deal, Liberty will retain a 35% stake in the combined company and get 4 board seats. We built a position in FTD shortly after the announcement of the Provide Commerce acquisition.

Investment Thesis:

1. Asset-light business – FTD benefits from owning the network, so it doesn’t have to own the physical assets of florist shops.  This creates an asset-light business model with high free cash flow because there is limited need for capital reinvestment.

2. High Free Cash Flow – In addition to being a good cash flow business, FTD’s free cash flow is even higher than its earnings due to the acquisition amortization charges resulting from the United Online purchase of FTD in 2008.  Most of the amortization will finish in 2014, so 2015 earnings per share is expected to be closer to the actual free cash flow of the company.

3. Stable competitive position – FTD’s business has been in existence for over 100 years.  The network of small florist shops benefit from their association with FTD.  They receive more orders for local delivery and they are able to capture some of the economies of orders placed with them.

4. Beneficiary of consumers ordering flowers on the web – As consumers order through the web, FTD benefits by capturing its fair share of these web orders.  The power of its brand generates a reasonable amount of organic web traffic.  FTD captures a higher profit per order when the consumer places the order directly on the FTD website.

5. Transaction with John Malone controlled - Provide Commerce is a Catalyst –

a. Synergies – FTD plans to shift ProFlowers’s same-day flower orders onto its network and will earn the transaction fees that are currently paid to a competitor.  ProFlowers overnight distribution capability will allow FTD to internalize a portion of its order flow.  FTD and ProFlowers will also likely be able consolidate some management and website costs.

b. Reasonable valuation – Including synergies, FTD is paying about 7.5x Provide Commerce’s EBITDA.  We believe this is an attractive price.

c. Malone presence adds value – With Malone’s ownership and control of 4 board seats, we believe FTD will be less likely to make a bad acquisition.  Also, we expect the company’s cash flow to be used for stock repurchases.

6. Underleveraged balance sheet – FTD has historically been a stable cash flow business.  In fact, when it was taken private by Leonard Green in 2005, FTD had a debt-to-EBITDA ratio greater than 4x on its balance sheet.  After the Provide Commerce transaction closes, FTD will have a ratio of just 2.4x debt-to-EBITDA on its balance sheet.

7. Under-followed small cap – FTD is under-followed by Wall Street.  No major brokerage firms publish research on the company.  With just a $600 million market cap and coming public through a non-promoted spin-off, the stock does not have sponsorship from Wall Street.  This lack of sponsorship means the company is more likely to be improperly valued by the market.

Investment Risks:

1. Low-growth segment – The floral industry is a slow growth industry.  Industry growth over the past five years has been low single digits.

2. Grocery stores and big box retailers taking market share – Grocery stores are taking share from florist shops.  Grocers tend to have lower prices and more self-service flower options.

3. Small florist shops closing – Small florist shops are closing at about a 2% annual rate.  FTD benefits from a fragmented industry with more participants.

CIFC Corp

CIFC is an asset manager focused on structured credit products.  Specifically, CIFC creates, sells and manages collateralized loan obligations (“CLOs”).

Background: CIFC originally went public as Deerfield Triarc Capital in 2005.  Prior to the financial crisis, the company created and managed credit-based CLOs and collateralized debt obligations (“CDOs”).  The company used its own balance sheet to invest in equity tranches of its own deals.  This did not work out well in 2008, and the company suffered serious losses.  However, because the company used structured securities instead of short-term debt to get leverage, the company did not have any liquidity issues and did not have to declare bankruptcy.  Deerfield continued to earn management fees from the deals it structured, but the equity tranches lost significant value.

In 2010, Deerfield expanded its management fee revenue stream by merging with Columbus Nova, which managed its own CLOs.  In 2012, Deerfield merged with another CLO manager, CIFC, and took the CIFC name.  After the CIFC merger, the company was 27% owned by the public, 35% owned by Columbus Nova and 37% owned by CIFC Parent Holdings, which was controlled by Charlesbank Capital Partners.  In late 2013, Columbus Nova purchased CIFC Parent Holdings’ stake in CIFC and now owns 75% of the company.  Columbus Nova owns its CIFC shares through a holding company named DFR Holdings.

Our investment thesis for CIFC includes the following:

1.

Inexpensive stock - The stock is relatively cheap. If we look at only the management fee earnings, CIFC trades at 9 times earnings while other asset managers typically trade around 15 times earnings.  We believe CIFC also has an outsized growth opportunity because it only manages $12 billion and should be able to easily multiply this amount due to strong CLO demand.

2.

Buy below what majority owner paid - At the current market price of $8.77, we can buy shares below the $9 per share that Columbus Nova paid for a 38% stake in December 2013.  Although there may have been some premium in the $9 price due to the stake being a control stake, we believe it is still beneficial to buy shares below this price.  In our mind, this provides some semblance of downside protection.

3.

Potential upside from incentive fees – CIFC earns about 50 basis points in management fees on CLOs it manages.  If the CLOs perform well, CIFC can earn another 30 basis points in incentive fees.  Usually, the incentive fees kick in after the deal has seasoned for several years.  Since CIFC restarted CLO issuance in 2012, it hasn’t earned incentive fees on new deals to date.

4.

Potential product expansion into other credit related funds – CIFC has an opportunity to use its core competency of managing credit-related investments to expand into other offerings besides CLOs.  It has already embarked upon this expansion by starting a few private investment funds focused on credit.  Another opportunity is to open credit-related fixed income mutual funds.

5.

Less Balance Sheet intensive – Today’s CIFC does not use its balance sheet as intensely as Deerfield Triarc did prior to the financial crisis.  We believe that CIFC should eventually get a higher multiple as investors begin to realize that most of its revenues are coming from management fees rather than investment earnings.

6.

Beneficiary of Volcker Rule and Dodd-Frank – Due to increased regulation from the Volcker Rule and Dodd-Frank, money center banks have to exit several businesses.  This creates an opportunity for non-bank firms like CIFC to fill the void left as banks shrink their balance sheets and become smaller participants in the CLO business.

7.

Expect continued demand for CLOs - Given the weak returns from unleveraged credit and the very low credit default and loss rates, we expect to see continued demand for CLOs.

8.

CIFC is a leader in the CLO sector - CIFC is the largest US CLO manager (by the number of CLOs it manages), and it was voted CLO Manager of the Year - Americas by Private Debt Investor magazine in its inaugural annual awards.

9.

Neglected stock - The stock has no analyst coverage and is the classic neglected small-cap stock. The stock had difficulty in 2008-2009, has a very small float (about $40M-$45M), and was formed through the merger of several under-the-radar companies which we believe only perpetuates its neglected status.

Risks:

1.

Leveraged to CLO market – CIFC’s business is leveraged to the growth of the CLO market.  Although we believe the changes to the CLO market post-financial crisis will make new issuance more consistent, we expect that it will still be a cyclical market.

2.

May never achieve a price to earnings (P/E) multiple in line with traditional Asset Managers – The market price to earnings multiple may remain low on CIFC’s earnings, because of investment risk and the narrow source of revenues (corporate credit markets). Likewise, markets may only price current earnings and not projected earnings when AUM becomes seasoned and generates higher fees.

3.

Majority holder controls the company - The interests of Columbus Nova (d/b/a DFR Holdings) may diverge from those of minority public investors.  A few facts give us comfort: 1) the company typically pays a cash dividend, 2) the Columbus Nova-appointed co-CEOs bought shares on the open market earlier this year, and 3) as mentioned above, Columbus Nova paid $9 per share to double the size of its stake just nine months ago.

4.

Illiquid stock – Due to its small market capitalization and the presence of one shareholder owning 70% of the shares, CIFC’s stock is relatively illiquid.  It trades approximately 10,000 shares per day.  This could prevent the fund from exiting its entire position on short notice.

Fund’s Ten Largest Equity Positions:

EnLink Midstream (formerly Crosstex Energy)

Targa Resources

American Airlines (formerly US Airways)

Genworth Financial

CIFC

Arris Group

SunCoke Energy

Virtus Investment Partners

Fossil Group

DineEquity

Conclusion

We are working hard with our research-oriented investment approach.  We look forward to the rest of fiscal year 2015 and the future. Thank you for entrusting us with a portion of your wealth.  It is our objective to make the Focus Fund successful in helping you compound your wealth in the years to come.

Sincerely,

Derek S. Pilecki

Portfolio Manager

Risk Definitions and Disclosures

An investment in the Fund is subject to special risks including but not limited to, small and mid-cap companies securities risk which is subject to the potential for increased volatility as a result of investing in securities that are more volatile compared to investments in more established companies.

Mutual fund investing involves risk. Such risks associated with the Fund as well as applicable investment objectives, charges and expenses must be considered carefully before investing. This and other important information about the Fund is found in the Prospectus, a copy of which or current performance information may be obtained by visiting www.gatormutualfunds.com or by contacting Mutual Shareholder Services (“MSS”) toll free at (855) 270-2678. We encourage you to read the prospectus carefully before investing.

Past performance does not guarantee future results. Loss of principal is possible. Investment returns and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. MSS serves as the Fund Transfer Agent and provides Fund Accounting and Pricing Services to the Fund.  Arbor Court Capital, LLC (“ACC”) serves as the Distributor for the Fund and is a member of FINRA and SIPC. Gregory Getts is the primary owner of MSS and is also a shareholder of ACC.

November 6, 2014

Dear Gator Opportunities Fund shareholders:

We are pleased to provide you with the semi-annual shareholder letter of the Gator Opportunities Fund (the “Fund”). This letter covers the period from April 1st, 2014 through September 30th, 2014. Below, we have provided an update regarding the Fund’s performance, a review of the Fund's investment strategy, and the summary investment theses behind two of the largest positions in the Fund.

Review of Performance

We believe the Fund differentiates itself by investing in a concentrated equity portfolio of high quality small/mid-cap companies. We define high quality firms as those with attractive business models, strong and sustainable competitive advantages, and shareholder-friendly management teams. We believe these characteristics will lead to long-term outperformance, although the Fund may lag its benchmark during shorter periods.

The Fund continued its solid performance during the period from April 1st, 2014 through September 30th, 2014, delivering returns of 4.94% (Institutional Class) / 4.76% (Investor Class) compared to its benchmark, the Russell 2500 Index® which returned -1.97% during this period. Also note that the Fund's Institutional Class and Investor Class shares were ranked in the top quartile of all funds in Morningstar's Mid-Cap Blend ("core") category during this period.  Morningstar's Mid-Cap Blend ("core") category included 377 funds.  Total return identifies the return of the Fund taking into consideration changes in the net asset value, accumulation and reinvestment of dividends and the compounding factor over time.

The Fund's performance was driven by effective stock selection and a portfolio tilt towards (and market rise in) more cyclical sectors (consumer discretionary, financials, industrials, technology) during the second calendar quarter and in August that overshadowed a sharp but temporary market pull-back in late September. Returns for the Fund and its primary benchmark, the Russell 2500 Index® during this period from April 1st, 2014 through September 30th, 2014 are summarized below:

	Performance Returns Through 09/30/14

					Since
	YTD	3 month	6 month	1 year	Inception
Gator Opportunities - Institutional	5.60%	-2.91%	4.94%	NA	16.90%
Gator Opportunities - Investor	5.42%	-2.99%	4.76%	NA	16.70%
Russell 2500 Index	0.28%	-5.35%	-1.97%	NA	4.64%

	Performance Returns Through 11/04/14
					Since
	YTD	3 month	6 month	1 year	Inception
Gator Opportunities - Institutional	7.59%	3.03%	6.15%	19.10%	19.10%
Gator Opportunities - Investor	7.32%	2.95%	5.98%	18.80%	18.80%
Russell 2500 Index	4.09%	3.71%	3.82%	8.61%	8.61%

The Gator Opportunities Fund’s inception date was November 5, 2013.  Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Gator Opportunities Fund ("the Fund") imposes a 1.0% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee, and if reflected, total returns would be reduced. Fund performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 855-270-2678. The Gator Opportunities Fund is a non-diversified fund. In general, a non-diversified mutual fund may invest a greater percentage of its assets in a particular issue and may own fewer securities than diversified mutual funds. Accordingly, a non-diversified mutual fund is generally subject to the risk that a large loss in an individual issue will cause a greater loss for the fund than it would if the fund was required to hold a larger number of securities or smaller positions. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The Russell 2500 Index® measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap.  It is used for comparison purposes only, and is not meant to be indicative of the Gator Opportunities Fund’s performance, asset composition, or volatility. The performance of the Russell 2500 Index® is shown with all dividends reinvested and does not reflect deductions for fees or expenses. Investors cannot invest directly in an index.

As of the date of this letter (November 6th, 2014), the Fund has reached its one year anniversary milestone. We are delighted to report that the Fund delivered total return of 19.10% (Institutional Class) / 18.80% (Investor Class) and outperformed its Russell 2500 Index® benchmark by 10.49% and 10.19%, respectively, during the Fund's first year (since inception on November 5th, 2013 through November 4th, 2014). We are also pleased that the Fund's Institutional Class and Investor Class shares were ranked in the top 1% of all funds in Morningstar's Mid-Cap Blend ("core") category during this period. Morningstar's Mid-Cap Blend ("core") category includes 377 funds. Total return identifies the return of the Fund taking into consideration changes in the net asset value, accumulation and reinvestment of dividends and the compounding factor over time.

Investment Strategy

For our semi-annual shareholder letter, we thought it would be useful to provide you with a summary of the Fund's investment approach. In brief, the Fund strives to invest for the long-term on an opportunistic and pragmatic basis in a relatively concentrated set of public equities issued primarily by small/mid-cap firms that are domestically-listed and that we believe are high-quality yet undervalued based on fundamental analysis with perceived catalysts to close the valuation gap. The following points elaborate on the key characteristics of our investment strategy:

•

Fundamentally-focused: The Fund invests based on in-depth research and "bottom-up" analysis of the business and prospects of each member of the portfolio.

•

Quality-driven: The Fund focuses on the equities of high-quality firms that it feels have "best-in-class" businesses that generate attractive economic returns, sustainable competitive advantages, and shareholder-friendly managements.

•

Valuation-sensitive: The Fund invests in equities that it believes offer a margin of safety (trading below estimated fair value) and asymmetric risk/reward profiles (high upside return potential and low downside risk potential).

•

Growth-oriented: The Fund invests in the equities of firms that it believes offer sizable and visible long-term sales, earnings, and cash flow growth prospects.

•

Long-term-leaning: The Fund invests with a long-term view and prefers a multi-year time horizon for its greater analytical effectiveness and tax efficiency.

•

Concentrated positions: The Fund invests in a relatively concentrated equity portfolio with typically less than 40 holdings that are considered its "best ideas".

•

Catalyst-oriented: The Fund invests in equities of firms that it believes have key value-unlocking opportunities such as new products or executive changes.

•

Small/mid-cap ("SMID-Cap")-focused: The Fund usually invests in equities of SMID-Cap firms due to their typically greater growth, more focused businesses, more entrepreneurial managers, and higher odds of being acquired. SMID-Cap investing also benefits from a larger investable set and less efficient markets.

•

Domestically-listed: The Fund prefers to invest in domestically-listed equities due to their generally greater financial accounting rigor, compliance and governance requirements, reporting transparency, and trading liquidity.

As a reminder, all investments have risks. Please see the "Risk Definitions and Disclosures" section at the bottom of this letter for more details on the investment risks in the Fund.

Investment Theses for Fund's Largest Positions

To demonstrate the Fund's investment strategy and provide you some insight into our analytical stock selection process, we thought it would be helpful to provide you with our summary investment theses for two of the Fund's largest positions as of the semi-annual period ending September 30th, 2014. These positions are AMERCO (NASDAQ: UHAL) and Tessera Technologies (NASDAQ: TSRA).

As a reminder, the discussion of individual securities should not be construed as a recommendation to buy or sell such securities.

AMERCO (UHAL)

Business overview

UHAL is the leading "do-it-yourself" (DIY) moving and storage operator for household and commercial goods in the US and Canada. UHAL's primary Moving & Storage segment engages in the rental of moving equipment (e.g., trucks, trailers, portable storage boxes, specialty rental items) and self-storage spaces primarily to household movers; it also sells moving supplies, towing accessories, and propane. UHAL's ancillary Property and Casualty Insurance segment underwrites moving and storage protection packages and provides related loss adjustment and claims handling services. UHAL's ancillary Life Insurance segment provides life and health insurance products primarily to the senior market through the direct writing and reinsuring of life insurance, Medicare supplements, and annuity policies. Some of the key considerations for the Fund's investment in UHAL were as follows:

Key investment merits

•

Industry leader: UHAL owns U-Haul, North America's largest consumer DIY moving and storage firm. UHAL is North America's largest DIY truck and trailer rental firm and second-largest self-storage rental facility operator. UHAL has a dominant competitive position in DIY moving and storage with its nearest rival possessing only about one-fourth of UHAL's rental fleet size and only about one-tenth of UHAL's rental locations, and recent comments from both UHAL and its competitors suggest UHAL's size lead appears to be widening.

•

High entry barriers: UHAL's competitive moats include: 1) a vast network of ~20,000 locations and ~225,000 trucks and trailers in all 50 US states and 10 Canadian provinces that increases customer convenience and asset utilization as it grows. We believe this network would require far more than UHAL's current ~$5.5B market capitalization to duplicate; 2) a unique tie-in between complementary products (moving equipment and storage sites) on a scale that none of its rivals possess; 3) economies of scale in procurement (e.g., truck chasses and trailers), manufacturing (e.g., cargo boxes), and maintenance/repair (e.g., truck parts) due to its leading fleet size.

•

Strong brand: UHAL has one of the most recognized corporate names in North America with consumer awareness rivaling that of household brands like Clorox, FedEx, and Xerox. UHAL's ubiquitous and distinctive orange and white trucks and trailers also provide free advertising for the firm.

•

Significant growth drivers: We believe the fragmented DIY moving and storage industry remains ripe for consolidation with UHAL garnering only ~50% market share despite being the industry's "800-Ib gorilla". UHAL has also expanded into ancillary businesses such as supplying alternative fuels for vehicles and backyard barbecues, and it has become one of the nation's largest propane retailers in the process.

•

Substantial product innovation: UHAL pioneered the inter-city DIY moving and storage business nearly 70 years ago and has introduced many related innovations since. For example, UHAL has sparked a growing trend towards climate-controlled storage facilities that generate larger rental fees but cost more to build and maintain and hence tend to favor larger storage operators such as itself. UHAL is also expanding into car ride-sharing services and online moving and storage marketplaces. UHAL's management has proven adept at adapting the firm to protect or benefit the firm from new business processes technologies, and trends.

•

Strong and incentivized management team: Current CEO Joe Shoen, son of founder Leonard Shoen, has managed UHAL since 1986 and has run operations with a long-term focus, continuously enhancing UHAL's competitive edge and consistently increasing its market share. Management wealth is primarily tied to the long-term value of UHAL shares rather than to salaries.

•

High insider ownership: UHAL's founding Shoen family currently owns ~55% of its outstanding shares. All insiders currently hold or control ~70% of outstanding shares and institutional investors hold another ~27% of outstanding shares. We believe this should provide support for the share price and also reduce volatility while limiting stock liquidity.

•

Attractive valuation: UHAL presently trades at ~15x FY15 (ends in March) estimated earnings and ~13x FY16 estimated earnings, a ~15% discount to the S&P 500 US equity market index. We think UHAL's valuation is too cheap given its solid industry leadership, wide competitive moat, sizable asset value, strong earnings power, and high return on equity (~25%). We also believe that UHAL could eventually trade in-line with or even a premium to the market multiple as more investors become aware of the business and gain appreciation of its investment merits.

•

Self-storage an undervalued asset: UHAL's truck and trailer rental business is highly complementary to its self-storage rental business since many of its truck and trailer rental sites also serve as storage rental facilities for DIY movers. We believe UHAL's self-storage rental business possesses even more attractive potential for returns on investment than its truck and trailer rental business due to its higher revenue visibility, greater profitability, and lower total cost of ownership. If UHAL's self-storage rental business were converted to a REIT, then we believe it would be the second-largest in North America. Furthermore, if UHAL were to spin off its self-storage rental business and it received an earnings multiple in line with other self-storage REITs, then we estimate UHAL’s remaining business would trade at under 10x non-self-storage earnings. To our knowledge UHAL management does not plan to separate its self-storage rental operations due to their synergies with its truck and trailer rental business, but we believe the real estate value of UHAL’s self-storage assets is significant and may provide downside support for UHAL's share price.

Key investment catalysts

•

Capital return to shareholders. Since the 2008-09 recession, UHAL management has used its significant free cash flow (FCF) to pay down debt and retire preferred stock. More recently, UHAL has returned cash to shareholders via special dividends ($1.00 in FY11, $5.00 in FY12, $1.00 in FY13). UHAL announced that upcoming dividends will depend on FCF exceeding amounts required to refinance significant long-term debt due over the next two years. Beyond that, UHAL may launch a regular dividend and also continue the share buybacks it resumed last year.

•

Increased investor awareness. UHAL is not widely followed by Wall Street or known to investors. Despite its ~$5.5B equity market capitalization, UHAL is covered by only 2 sell-side research analysts, both from small financial boutiques. Should UHAL continue to execute well and grow along its current trajectory, we would expect more investors to become interested in the stock.

Key investment risks

•

Economic sensitivity: UHAL's consumer DIY moving and self-storage markets are sensitive to economically-driven housing churn. However these markets are typically less cyclical than most in the consumer sector, since housing-related churn increases in both good economies ("upsizing") and bad ones ("downsizing"). The "great recession"-related impact of decreases in housing and apartment occupancy rates ended in recent years, with notable improvement in UHAL's operating metrics.

•

Market growth: UHAL's consumer DIY moving and self-storage are relatively low growth markets (less than 5% annually). However, competition in both markets is highly fragmented, so UHAL has opportunities to gain market share through franchising, acquisitions, branding, and innovation. The secular consumer trend to accumulate household goods and store them off-premises (storage "outsourcing") may also help drive growth.

•

Increased competition: The DIY moving and storage rental market is large but competitive. Within the truck and trailer rental segment, UHAL's major competitors are Avis Budget Group's Ryder Truck business (~10% share), Enterprise Rent-A-Car (private), and Penske Truck Leasing (~10% share). However, UHAL has emerged as the dominant player with ~50% market share and its few large competitors (along with new entrants) have found it difficult to gain share. Meanwhile, the self-storage rental segment is large and highly fragmented. UHAL competes primarily with Public Storage, Extra Space Storage, and Sovran Self-Storage, none of whom offer deep integration with a complementary truck and trailer rental fleet.

Tessera Technologies (TSRA)

Business description

TSRA is a technology innovation firm that develops and licenses its semiconductor and imaging intellectual property (IP) patents and knowledge to hardware manufacturers worldwide. TSRA generates IP licensing revenue from two primary markets: (1) Semiconductor packaging solutions (e.g., creating mechanical and electrical connections between semiconductor chips and printed circuit boards on hardware devices) via its Tessera (legacy) and Invensas (next-generation) subsidiaries; and (2) image processing solutions (e.g., providing face beautification, "red eye" removal, panorama, and image stabilization features for smartphone cameras) via its FotoNation subsidiary. Some of the key considerations for the Fund's investment in TSRA were as follows:

Key investment merits

•

Dominant market position: TSRA has over 20 years of leadership in technology innovation and IP development which have been validated by its industry penetration. TSRA's inventions are found in all of today’s smartphones and a broad range of electronic devices (from small wearable devices to large data centers). Over 100 billion (B) semiconductor chips have shipped with TSRA's packaging IP, and over 100 million (M) tablets, 625M smartphones and 1.2B digital still cameras have shipped with TSRA's FotoNation IP.

•

High entry barriers: We believe TSRA benefits from a "wide competitive moat" due to 1) its strong IP that includes over 3,500 patents worldwide and should gain from a record number of patent applications in recent years; and 2) its innovative workforce as TSRA has ~200 employees (roughly balanced between semiconductor packaging and image processing specialties) in 8 offices worldwide, of which ~110 are engineers and scientists and ~80 have advanced degrees.

•

Significant market potential: TSRA is expecting solid growth in the large multi-billion dollar semiconductor and image processing markets. For example, research firm Gartner estimates TSRA's semiconductor focus segments of Dynamic Random Access Memory (DRAM) and Flash Memory will reach sales of $83.3B in 2018, while imaging sensors will reach sales of $9.8B in 2018. TSRA's top DRAM customers (Hynix, Micron, and Samsung) held over 90% DRAM market share in 2013, and Gartner forecasts DRAM shipment volumes to experience a 6% compound annual growth rate (CAGR) through 2018. Longer-term, TSRA expects to see customer unit volumes growing exponentially as computing shifts to mobile devices and wearables (e.g., the proliferation of " the Internet of Things"). TSRA also expects to see growing penetration in automotive and security electronics markets.

•

Substantial revenue visibility: TSRA has built a strong recurring revenue base via multi-year contracts with its key customers for IP licensing, technology transfers, and related software sales. Management recently raised its guidance for recurring revenues from $120M to $140M for 2014, and from $150M to $195M for 2015 (thus far). TSRA also has historically generated sizable episodic (non-recurring) revenues (from one-time engineering fees, initial license fees, back payments resulting from audits, damages awards from courts or other tribunals, and lump sum settlement payments), although these are far less predictable and likely to decrease with reduced litigation expense over time.

•

Strong growth opportunities: TSRA expects its recurring revenues to ramp from a trough of $103M in 2013 to ~$195M in 2015, primarily driven by its legacy semiconductor IP. TSRA expects its recurring next-generation  semiconductor IP licensing sales to ramp from a negligible amount in 2014 to ~$30M in 2018 with a total addressable market greater than $400M, and its recurring revenue from FotoNation to grow ~10x from ~$10M in 2015 to ~$100M over the next several years.

•

Robust margin profile: TSRA's revenues have near 100% gross margin as its IP licensing model requires no production costs. At its recent investor day in September 2014, TSRA raised its already high margin targets once it reaches $180-200M in annual sales. TSRA now targets expense margins of 17-19% for research and development (vs. 16-17% previously), 19% for sales, general, and administrative (vs. 18-19% previously) and only 4-14% for litigation (vs. 13-14% previously). This suggests a 48-60% operating margin or up to 1000bps of potential margin improvement which we believe could translate into up to ~$0.25 per share or ~20% greater earnings power.

•

Shareholder-friendly management: TSRA's new management is actively engaging with investors and has been returning substantial capital to shareholders via dividends and buybacks. TSRA currently pays a regular quarterly dividend of $0.10 per share, which implies an annual dividend yield of about 1.5%. TSRA also provides a special annual dividend equal to 20-30% of episodic gains (the net income gains resulting from episodic revenues) and deposits 20-30% of the episodic gains in a sinking fund to provide for the future growth of the quarterly dividend, although management may switch it to buybacks going forward. In November 2013, TSRA's Board increased its share repurchase plan from $100M to $150M of which $60.8M was still available as of September 30th, 2014, and it increased it again by $100M in October 2014. TSRA's increased share repurchase activity over the past year exceeds all cumulative share repurchases in the firm's history, and we expect TSRA to continue executing aggressively on its buyback plan.

•

Attractive valuation: We believe TSRA is attractively priced given its healthy growth prospects, a high-margin recurring revenue model which drives high returns on capital (20%+), and a strong balance sheet. TSRA's cash balance of ~$7.33/share as of September 30th, 2014 is equal to ~25% of its equity market capitalization, and the firm has no debt. We estimate TSRA is likely to have earnings power at ~$1.25 in 2015 and ~$1.50 in 2016 from recurring (non-episodic) revenue alone. This suggests that excluding the net cash on its balance sheet, TSRA's stock currently trades at only ~16x 2014 recurring earnings and ~14x 2015 recurring earnings. We believe TSRA deserves at least a 20x earnings multiple on its recurring earnings base, suggesting 25%-40% share price upside excluding the potential earnings upside from episodic revenue.

Key Investment Catalysts

•

Turn-around progress: Historically, many analysts and investors who followed TSRA perceived the firm as a litigious semiconductor-focused IP firm with a history of costly and lengthy patent enforcement lawsuits that delivered mixed financial results. We believe TSRA is now benefitting from a new management, strategy, and culture after well-regarded activist investor Starboard (9.1% owner) forced changes in its Board of Directors and executive team in mid-2013. TSRA's relations with its customers has shifted from adversarial to cooperative with an emphasis on technical collaboration rather than litigation. In the past 18 months, TSRA has settled litigation with over 10 major hardware firms (including Freescale, Hynix, Micron, Qualcomm, Samsung, and Sony) for a total sum well above $300M. This was in sharp contrast to the ~$200M collected over 8 years under prior management with over $240M of related litigation expenses. TSRA has also discontinued its own manufacturing operations to focus entirely on IP development and licensing, and expanded its innovation efforts in new areas such as next-generation semiconductor packaging (Invensas) and digital mobile imaging (FotoNation). As a result, 2014 should be TSRA's first revenue growth year since 2009 for continuing operations, and the firm has returned to profitability with a long-term target of 48-60% operating income margins. Finally, TSRA is re-engaging with investors (it hosted its first analyst day in years on September 2nd, 2014) and returning substantial value to shareholders via dividends and share buybacks. We believe these changes should lead to a positive inflection in analyst and investor perspectives of the firm.

•

Additional recurring licensing opportunities: TSRA has significant recurring licensing opportunities ahead across its Invensas and FotoNation patent portfolios. For example, TSRA is exploring further collaborations with high-volume partners like Qualcomm and Samsung for both portfolios. TSRA also signed a $50M non-exclusive licensing agreement in April 2014 with China-based O-Film which has not yet closed. Management believes there is substantial upside potential from this licensing deal, as well as from deals with other Chinese and Taiwanese hardware makers.

•

Additional legal and other episodic opportunities: TSRA's two remaining major litigations are with UTAC (court hearing scheduled for Jan. 2015) and Amkor. Recently a California state court confirmed an arbitration award against Amkor and entered judgment of $128.3M (~$1.50/share after-tax) plus post-judgment interest of ~$31K per day in favor of TSRA. These moves help lower litigation expense, expand profit margins, and remove remaining legal overhang. TSRA also plans to pursue episodic revenue opportunities on an opportunistic basis.

•

Potential mergers and acquisitions (M&A): Although TSRA's management expects the firm's growth to be primarily organic, the firm has been acquisitive in the past and we understand that management remains committed to exploring M&A opportunities across firms, people, technologies, products, and IP. Management has indicated that these must be accretive targets with closely related businesses. We also expect to see modest capital used for purchasing patents to augment TSRA's IP.

•

Increased investor awareness: TSRA is not widely followed by Wall Street, nor is it well-known to investors given its small size (~$1.2B equity market capitalization as of 9/30/14). For example, TSRA is followed by only ~630 members of Seeking Alpha (the largest crowd-sourced investing platform with ~4 million registered users) and is covered by only 2 sell-side research analysts. Should TSRA continue to execute well and grow along its current trajectory, we would expect more investors to become familiar with and interested in the stock.

Key Investment Risks

We believe the key risks to an investment in TSRA include the following:

•

Customer concentration: Hynix, Samsung and Micron control over 90% of the DRAM market and account for a significant portion of TSRA sales (we estimate each is a >10% customer). TSRA's IP revenues are dependent on its ability to renew contracts and collect royalties from these large customers. However, this risk seems unlikely to materialize in the near future given TSRA's strong relations with Hynix and Samsung, and its recent signing in July 2014 of a large multi-year licensing agreement with Micron after a two-year hiatus.

•

Technology displacement: TSRA's IP royalties could be sharply reduced if alternative semiconductor packaging technologies displace its own in certain applications, especially with DRAM. However, this risk seems unlikely to materialize as Hynix and Samsung have already licensed TSRA's IP for the next 7 years, and TSRA's recent signing in a multi-year licensing agreement with Micron included the Invensas patent portfolio for advanced packaging and cooperation on future production technologies.

•

Patent obsolescence: TSRA's portfolio of issued patents has expiration dates that range from 2014 to 2032. Without new patents either developed internally or purchased, TSRA faces the risk to being unable to monetize its IP as key patents expire.  However, we believe this risk is lessened by the fact that TSRA has filed for a record number of new patents in recent years that extend the life of its IP, and management has been frequently reviewing ancillary patent portfolios for acquisition.

•

Litigation risk: TSRA relies on litigation to collect licensing royalties in many instances. As such, IP revenues are dependent on the company legal team’s ability to succeed on the courts. In addition, greater than expected litigation expenses can be an overhang on the stock. However, as previously discussed, TSRA's relations with its customers in recent years have shifted from adversarial to more cooperative with an emphasis on technical collaboration rather than litigation and only two major litigations remain outstanding.

•

Uptake of emerging packaging technologies: TSRA depends on timely uptake of new semiconductor packaging and image processing technologies to offset any potential decline in its more mature patents. If industry demand does not develop as quickly as expected, TSRA may not be able to maintain its sales levels. However, recent management commentary (e.g., during its recent analyst day and earnings call) was bullish on emerging technology penetration over the next several years as discussed above.

Conclusion

The Fund continued its strong performance during the semi-annual period ending September 30th, 2014. The Fund was also off to an excellent start from its launch date through its one-year anniversary on November 4th, 2014, and we remain excited about its future outlook. We believe the Fund's investment strategy has the potential to offer superior risk-adjusted returns. Thank you for entrusting us with your investment, and we hope to compound it in the years to come.

Sincerely,

Lee Kronzon

Portfolio Manager

Gator Opportunities Fund

Risk Definitions and Disclosures

An investment in the Fund is subject to special risks including but not limited to, small and mid-cap companies securities risk which is subject to the potential for increased volatility as a result of investing in securities that are more volatile compared to investments in more established companies.

Mutual fund investing involves risk. Such risks associated with the Fund as well as applicable investment objectives, charges and expenses must be considered carefully before investing. This and other important information about the Fund is found in the Prospectus, a copy of which or current performance information may be obtained by visiting www.gatormutualfunds.com or by contacting Mutual Shareholder Services (“MSS”) toll free at (855) 270-2678. We encourage you to read the prospectus carefully before investing.

Past performance does not guarantee future results. Loss of principal is possible. Investment returns and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. MSS serves as the Fund Transfer Agent and provides Fund Accounting and Pricing Services to the Fund.  Arbor Court Capital, LLC (“ACC”) serves as the Distributor for the Fund and is a member of FINRA and SIPC. Gregory Getts is the primary owner of MSS and is also a shareholder of ACC.

GATOR FOCUS FUND

PORTFOLIO ILLUSTRATION

SEPTEMBER 30, 2014 (UNAUDITED)

The following chart gives a visual breakdown of the Fund’s underlying securities represented as a percentage of the portfolio of investments.

Basic Materials
3.85%
Cash Equivalent
1.20%
Technology
5.66%
Real Estate
3.50%
Industrials
8.33%
Healthcare
4.52%
Consumer Cyclical
28.09%
Financial Services
25.94%
Energy
18.91%

Sectors are based on Morningstar® classifications.

GATOR OPPORTUNITIES FUND

PORTFOLIO ILLUSTRATION

SEPTEMBER 30, 2014 (UNAUDITED)

The following chart gives a visual breakdown of the Fund’s underlying securities represented as a percentage of the portfolio of investments.

Basic Materials
0.72%
Cash Equivalents
2.69%
Communication Services
1.48%
Consumer Cyclical
16.48%
Energy
1.02%
Financial Services
15.74%
Healthcare
5.21%
Industrials
21.22%
Real Estate
4.39%
Technology
31.05%

Sectors are based on Morningstar® classifications.

	Gator Focus Fund
	Schedule of Investments
	September 30, 2014 (Unaudited)

Shares		Value

COMMON STOCK - 96.78%

Air Transportation, Scheduled - 5.13%
8,000	American Airlines Group, Inc.	$ 283,840

Capital Markets - 4.27%
26,099	CIFC Corp.	236,196

Crude Petroleum & Natural Gas - 3.30%
14,400	Rex Energy Corp. *	182,448

Deep Sea Foreign Transportation of Freight - 3.12%
2,600	Teekay Corp.	172,536

Hospital & Medical Service Plans - 2.07%
1,900	Wellcare Health Plans, Inc. *	114,646

Hotels & Motels - 2.47%
12,200	Penn National Gaming, Inc.	136,762

Investment Advice - 3.69%
1,174	Virtus Investment Partners, Inc.	203,924

Insurance - 8.52%
1,600	Ambac Financial Group, Inc. *	35,360
20,000	Genworth Financial, Inc. Class A *	262,000
3,600	Primerica, Inc.	173,592
		470,952
Metals & Mining - 3.82%
9,400	Suncoke Energy, Inc. *	211,030

National Commercial Banks - 3.08%
7,200	Bridge Bancorp, Inc.	170,280

Natural Gas Transmission & Distribution - 15.44%
8,600	EnLink Midstream, LLC	355,438
2,400	ONEOK, Inc.	157,320
2,500	Targa Resources Corp.	340,425
		853,183
Operative Builders - 3.31%
5,500	Ryland Group, Inc.	182,820

Pharmaceutical Preparations - 2.40%
4,100	Prestige Brands Holdings, Inc. *	132,717

Radio & TV Broadcasting & Communications Equipment - 6.63%
8,300	Arris Group, Inc. *	235,347
32,500	Cumulus Media, Inc. Class A *	130,975
		366,322
Retail-Eating Places - 8.24%
5,100	Bravo Brio Restaurant Group, Inc. *	66,147
2,400	DineEquity, Inc.	195,816
3,400	Red Robin Gourmet Burgers, Inc. *	193,460
		455,423
Retail-Internet & Catalog - 3.46%
5,600	FTD Companies, Inc. *	191,016

Retail-Retail Stores, NEC - 3.52%
7,100	Sally Beauty Holdings, Inc. *	194,327

Retail-Women's Clothing Store - 2.11%
7,900	Chico's FAS, Inc.	116,683

Savings Institution, Federally Chartered - 3.47%
11,000	BBX Capital Corp. Class A *	191,730

Security Brokers, Dealers & Flotation Companies - 3.81%
4,046	Oppenheimer Holdings, Inc. Class A	81,931
2,400	Raymond James Financial, Inc.	128,592
		210,523
Services-Prepackaged Software - 1.35%
3,600	MedAssets, Inc. *	74,592

Watches, Clocks, Clockwork Operated Devices/Parts - 3.57%
2,100	Fossil Group, Inc. *	197,190

TOTAL FOR COMMON STOCK (Cost $5,430,810) - 96.78%		5,349,140

WARRANTS - 2.34%
9,300	Ambac Financial Group, Inc. *	129,270
TOTAL FOR WARRANTS (Cost $165,781) - 2.34%		129,270

SHORT-TERM INVESTMENTS - 1.19%
65,836	Fidelity Money Market Fund - Institutional Class 0.01% (Cost $65,836) **	65,836

TOTAL INVESTMENTS (Cost $5,662,427) - 100.31%		5,544,246

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.31)%		(17,141)

NET ASSETS - 100.00%		$ 5,527,105

* Represents non-income producing security during the period.
** Variable Rate Security, the coupon rate shown represents the annualized yield that was in effect at September 30, 2014.
The accompanying notes are an integral part of these financial statements.

	Gator Opportunities Fund
	Schedule of Investments
	September 30, 2014 (Unaudited)

Shares		Value

COMMON STOCK - 95.64%

Biotechnology - 1.66%
480	Emergent Biosolutions, Inc. *	$ 10,229

Blood Bank Services - 4.13%
5,200	China Cord Blood Corp. *	25,428

Communications Services, NEC - 2.73%
590	DigitalGlobe, Inc. *	16,815

Diversified Consumer Services - 0.70%
120	Sothebys	4,286

Diversified Telecommunication - 1.46%
2,450	Globalstar, Inc. *	8,967

Eletrical Equipment - 6.67%
810	Corning, Inc.	15,665
540	DTS, Inc. *	13,635
200	Enersys	11,728
		41,028
Fabricated Rubber Products, NEC - 1.77%
680	Gencorp, Inc. *	10,860

Finance Services - 2.08%
780	JG Wentworth Co. Class A *	12,762

Household Audio & Video Equipment - 0.96%
120	Universal Electronics, Inc. *	5,924

Investment Advice - 5.53%
3,160	Fortress Investment Group, LLC Class A	21,741
240	Oaktree Capital Group, LLC	12,264
		34,005
Insurance - 4.21%
280	American International Group, Inc.	15,126
820	Genworth Financial, Inc. Class A *	10,742
		25,868
Media - 4.51%
120	Liberty Media Corp. Class A *	5,662
240	Liberty Media Corp. Class C *	11,278
150	Loral Space & Communications, Inc. *	10,771
		27,711
Miscellaneous Chemical Products - 0.70%
165	Flotek Industries, Inc. *	4,301

Motor Vehicle Parts & Accessories - 5.71%
150	TRW Automotive Holdings, Inc. *	15,187
205	Visteon Corp. *	19,936
		35,123
Oil & Gas Services - 1.01%
1,700	Enservco Corp. *	6,188

Pharmaceuticals - 3.46%
70	Taro Pharmaceutical Industries Ltd. *	10,770
230	Lannett Company, Inc. *	10,506
		21,276
Professional Services - 6.18%
290	Equifax, Inc.	21,675
1,190	RPX Corp. *	16,339
		38,014
Real Estate Agents & Managers - 4.31%
210	Jones Lang LaSalle, Inc.	26,531

Retail - Shoe Stores - 2.90%
320	Foot Locker, Inc.	17,808

Search, Detection, Navagation, Guidance, Aeronautical Systems - 0.71%
140	Flir Systems, Inc.	4,388

Security & Commodity Brokers, Dealers, Exchanges & Services - 3.66%
530	Nasdaq OMX Group, Inc.	22,483

Semiconductors & Related Devices - 8.83%
100	Ambarella, Inc. *	4,367
160	IPG Photonics Corp. *	11,005
1,240	Kulicke & Soffa Industries, Inc. *	17,645
800	Tessera Technologies, Inc.	21,264
		54,281
Services-Auto Rental & Leasing - 5.11%
120	Amerco *	31,427

Services-Computer Programming, Data Processing, Etc. - 4.01%
890	Interxion Holding NV (Netherlands) *	24,644

Services-Equipment Rental & Leasing - 5.06%
280	United Rentals, Inc. *	31,108

Services-Prepackaged Software - 3.62%
560	Synopsys, Inc. *	22,229

Telephone & Telegraph Apparatus - 3.96%
510	Plantronics, Inc.	24,368

TOTAL FOR COMMON STOCK (Cost $548,555) - 95.64%		588,052

SHORT-TERM INVESTMENTS - 2.64%
16,252	Fidelity Money Market Fund - Institutional Class 0.01% (Cost $16,252) **	16,252

TOTAL INVESTMENTS (Cost $564,807) - 98.28%		604,304

OTHER ASSETS LESS LIABILITIES - 1.72%		10,568

NET ASSETS - 100.00%		$ 614,872

* Represents non-income producing security during the period.
** Variable Rate Security, the coupon rate shown represents the annualized yield that was in effect at September 30, 2014.
The accompanying notes are an integral part of these financial statements.

Gator Funds
Statements of Assets and Liabilities
September 30, 2014 (Unaudited)

Assets:	Focus Fund	Opportunities Fund
Investments in Securities, at Value (Cost $5,662,427 and $564,807, respectively)	$ 5,544,246	$ 604,304
Receivables:
Dividends and Interest	393	1
Due from Advisor	4,559	32,311
Prepaid Expenses	2,833	1,640
Total Assets	5,552,031	638,256
Liabilities:
Payables:
Administrative Fees	11,899	9,773
Distribution (12b-1) Fees	399	28
Trustee Fees	2,007	2,009
Other Accrued Expenses	10,621	11,574
Total Liabilities	24,926	23,384
Net Assets	$ 5,527,105	$ 614,872

Net Assets Consist of:
Paid In Capital	$ 5,640,671	$ 556,930
Accumulated Net Investment Loss	(18,382)	(2,369)
Accumulated Undistributed Realized Gain on Investments	22,997	20,814
Unrealized Appreciation (Depreciation) in Value of Investments	(118,181)	39,497
Net Assets	$ 5,527,105	$ 614,872

Institutional Class Shares:
Net Assets	$ 5,059,165	$ 518,398
Shares outstanding	408,957	44,351
Net asset value, offering price, and redemption price per share	$ 12.37	$ 11.69
(Unlimited shares authorized at no par value)
Short-term redemption price per share (($12.37 x 0.99) & ($11.69 x 0.99), respectively) *	$ 12.25	$ 11.57

Investor Class Shares:
Net Assets	$ 467,940	$ 96,474
Shares outstanding	37,944	8,270
Net asset value, offering price, and redemption price per share	$ 12.33	$ 11.67
(Unlimited shares authorized at no par value)
Short-term redemption price per share (($12.33 x 0.99) & ($11.67 x 0.99), respectively) *	$ 12.21	$ 11.55

* The Fund will impose a 1.00% redemption fee on shares redeemed within 60 days of purchase.
The accompanying notes are an integral part of these financial statements.

Gator Funds
Statements of Operations
For the Six Months Ended September 30, 2014 (Unaudited)

Investment Income:	Focus Fund	Opportunities Fund
Dividends	$ 22,673	$ 2,223
Interest	68	13
Total Investment Income	22,741	2,236

Expenses:
Advisory Fees (Note 4)	24,612	2,670
Administrative Fees	12,199	12,199
Transfer Agent & Accounting Fees	11,199	10,199
Distribution (12b-1) Fees - Investor Class (Note 5)	547	44
Chief Compliance Officer Fees	7,750	6,000
Registration Fees	2,158	1,270
Audit Fees	4,000	4,000
Miscellaneous Fees	3,299	1,748
Trustee Fees	2,507	2,509
Custodial Fees	3,389	2,049
Legal Fees	12,413	11,642
Printing and Mailing	544	1,524
Total Expenses	84,617	55,854
Fees Waived and Reimbursed by the Adviser (Note 4)	(47,398)	(51,833)
Net Expenses	37,219	4,021

Net Investment Loss	(14,478)	(1,785)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	35,092	5,979
Net Change in Unrealized Appreciation (Depreciation) on Investments	(344,403)	15,809
Net Realized and Unrealized Gain (Loss) on Investments	(309,311)	21,788

Net Increase (Decrease) in Net Assets Resulting from Operations	$ (323,789)	$ 20,003

The accompanying notes are an integral part of these financial statements.

Gator Focus Fund
Statements of Changes in Net Assets

	(Unaudited)
	Six Months Ended	Period Ended *
	September 30, 2014	March 31, 2014
Increase/(Decrease) in Net Assets From Operations:
Net Investment Loss	$ (14,478)	$ (7,428)
Net Realized Gain on Investments	35,092	5,925
Net Change in Unrealized Appreciation (Depreciation) on Investments	(344,403)	226,222
Net Increase (Decrease) in Net Assets Resulting from Operations	(323,789)	224,719

Distributions to Shareholders:
Realized Gains	-	(14,496)
Total Distributions Paid to Shareholders	-	(14,496)

Capital Share Transactions:
Proceeds from Sale of Shares
Institutional Class	2,137,350	2,937,894
Investor Class	106,440	414,794
Shares Issued on Reinvestment of Distributions
Institutional Class	-	10,544
Investor Class	-	3,154
Cost of Shares Redeemed
Institutional Class	(19,765)	(10)
Investor Class	(26,941)	(22,789)
Net Increase from Shareholder Activity	2,197,084	3,343,587

Net Assets:
Net Increase in Net Assets	1,873,295	3,553,810
Beginning of Period	3,653,810	100,000
End of Period (Including Accumulated Net
Investment Loss of $(18,382) and $(3,904), respectively)	$ 5,527,105	$ 3,653,810

Share Transactions:
Shares Sold
Institutional Class	162,130	237,565
Investor Class	8,299	33,406
Shares Issued on Reinvestment of Distributions
Institutional Class	-	820
Investor Class	-	246
Shares Redeemed
Institutional Class	(1,557)	(1)
Investor Class	(2,117)	(1,890)
Net Increase in Shares	166,755	270,146
Outstanding at Beginning of Period	280,146	10,000
Outstanding at End of Period	446,901	280,146

* For the period April 24, 2013 (commencement of investment operations) through March 31, 2014, for the Institutional Class.
For the period April 29, 2013 (commencement of investment operations) through March 31, 2014, for the Investor Class.

The accompanying notes are an integral part of these financial statements.

Gator Opportunities Fund
Statements of Changes in Net Assets

	(Unaudited)
	Six Months Ended	Period Ended *
	September 30, 2014	March 31, 2014
Increase/(Decrease) in Net Assets From Operations:
Net Investment Loss	$ (1,785)	$ (686)
Net Realized Gain on Investments	5,979	14,937
Net Change in Unrealized Appreciation on Investments	15,809	23,688
Net Increase in Net Assets Resulting from Operations	20,003	37,939

Capital Share Transactions:
Proceeds from Sale of Shares
Institutional Class	40,000	519,996
Investor Class	71,816	25,900
Cost of Shares Redeemed
Institutional Class	-	(100,782)
Investor Class	-	-
Net Increase from Shareholder Activity	111,816	445,114

Net Assets:
Net Increase in Net Assets	131,819	483,053
Beginning of Period	483,053	-
End of Period (Including Accumulated Net
Investment Loss of $(2,369) and $(584), respectively)	$ 614,872	$ 483,053

Share Transactions:
Shares Sold
Institutional Class	3,337	50,914
Investor Class	5,931	2,339
Shares Redeemed
Institutional Class	-	(9,900)
Investor Class	-	-
Net Increase in Shares	9,268	43,353
Outstanding at Beginning of Period	43,353	-
Outstanding at End of Period	52,621	43,353

* For the period November 5, 2013 (commencement of investment operations) through March 31, 2014, for the Institutional Class and for the Investor Class.

The accompanying notes are an integral part of these financial statements.

Gator Focus Fund - Institutional Class
Financial Highlights
Selected data for a share outstanding throughout the period.

	(Unaudited)
	Six Months Ended		Period Ended	(a)
	September 30, 2014		March 31, 2014

Net Asset Value, at Beginning of Period	$ 13.05		$ 10.00

Income From Investment Operations:
Net Investment Loss *	(0.04)		(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	(0.64)		3.27
Total from Investment Operations	(0.68)		3.19

Distributions:
Realized Gain	-		(0.14)
Total Distributions	-		(0.14)

Net Asset Value, at End of Period	$ 12.37		$ 13.05

Total Return **	(5.21)%	(b)	31.90%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 5,059		$ 3,240
Before Waiver
Ratio of Expenses to Average Net Assets	3.41%	(c)	16.72%	(c)
Ratio of Net Investment Loss to Average Net Assets	(2.48)%	(c)	(15.98)%	(c)
After Waiver
Ratio of Expenses to Average Net Assets	1.49%	(c)	1.49%	(c)
Ratio of Net Investment Loss to Average Net Assets	(0.56)%	(c)	(0.75)%	(c)
Portfolio Turnover	8.85%	(b)	84.54%	(b)

(a) For the period April 24, 2013 (commencement of investment operations) through March 31, 2014.
(b) Not Annualized
(c) Annualized
* Per share net investment loss has been determined on the basis of average shares method.
** Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.

The accompanying notes are an integral part of these financial statements.

Gator Focus Fund - Investor Class
Financial Highlights
Selected data for a share outstanding throughout the period.

	(Unaudited)
	Six Months Ended		Period Ended	(a)
	September 30, 2014		March 31, 2014

Net Asset Value, at Beginning of Period	$ 13.02		$ 10.04

Income From Investment Operations:
Net Investment Loss *	(0.05)		(0.11)
Net Realized and Unrealized Gain (Loss) on Investments	(0.64)		3.23
Total from Investment Operations	(0.69)		3.12

Distributions:
Realized Gain	-		(0.14)
Total Distributions	-		(0.14)

Net Asset Value, at End of Period	$ 12.33		$ 13.02

Total Return **	(5.30)%	(b)	31.07%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 468		$ 413
Before Waiver
Ratio of Expenses to Average Net Assets	3.69%	(c)	7.42%	(c)
Ratio of Net Investment Loss to Average Net Assets	(2.77)%	(c)	(6.75)%	(c)
After Waiver
Ratio of Expenses to Average Net Assets	1.74%	(c)	1.74%	(c)
Ratio of Net Investment Loss to Average Net Assets	(0.82)%	(c)	(1.07)%	(c)
Portfolio Turnover	8.85%	(b)	84.54%	(b)

(a) For the period April 29, 2013 (commencement of investment operations) through March 31, 2014.
(b) Not Annualized
(c) Annualized
* Per share net investment loss has been determined on the basis of average shares method.
** Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.

The accompanying notes are an integral part of these financial statements.

Gator Opportunities Fund - Institutional Class
Financial Highlights
Selected data for a share outstanding throughout the period.

	(Unaudited)
	Six Months Ended		Period Ended	(a)
	September 30, 2014		March 31, 2014

Net Asset Value, at Beginning of Period	$ 11.14		$ 10.00

Income From Investment Operations:
Net Investment Loss *	(0.04)		(0.02)
Net Realized and Unrealized Gain on Investments	0.59		1.16
Total from Investment Operations	0.55		1.14

Net Asset Value, at End of Period	$ 11.69		$ 11.14

Total Return **	4.94%	(b)	11.40%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 518		$ 457
Before Waiver
Ratio of Expenses to Average Net Assets	21.15%	(c)	41.73%	(c)
Ratio of Net Investment Loss to Average Net Assets	(20.31)%	(c)	(40.66)%	(c)
After Waiver
Ratio of Expenses to Average Net Assets	1.49%	(c)	1.49%	(c)
Ratio of Net Investment Loss to Average Net Assets	(0.64)%	(c)	(0.42)%	(c)
Portfolio Turnover	32.79%	(b)	43.28%	(b)

(a) For the period November 5, 2013 (commencement of investment operations) through March 31, 2014.
(b) Not Annualized
(c) Annualized
* Per share net investment loss has been determined on the basis of average shares method.
** Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.

The accompanying notes are an integral part of these financial statements.

Gator Opportunities Fund - Investor Class
Financial Highlights
Selected data for a share outstanding throughout the period.

	(Unaudited)
	Six Months Ended		Period Ended	(a)
	September 30, 2014		March 31, 2014

Net Asset Value, at Beginning of Period	$ 11.14		$ 10.00

Income From Investment Operations:
Net Investment Loss *	(0.06)		(0.05)
Net Realized and Unrealized Gain on Investments	0.59		1.19
Total from Investment Operations	0.53		1.14

Net Asset Value, at End of Period	$ 11.67		$ 11.14

Total Return **	4.76%	(b)	11.40%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 96		$ 26
Before Waiver
Ratio of Expenses to Average Net Assets	17.28%	(c)	39.84%	(c)
Ratio of Net Investment Loss to Average Net Assets	(16.56)%	(c)	(39.13)%	(c)
After Waiver
Ratio of Expenses to Average Net Assets	1.74%	(c)	1.74%	(c)
Ratio of Net Investment Loss to Average Net Assets	(1.01)%	(c)	(1.03)%	(c)
Portfolio Turnover	32.79%	(b)	43.28%	(b)

(a) For the period November 5, 2013 (commencement of investment operations) through March 31, 2014.
(b) Not Annualized
(c) Annualized
* Per share net investment loss has been determined on the basis of average shares method.
** Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.

The accompanying notes are an integral part of these financial statements.

GATOR FUNDS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2014 (UNAUDITED)

1.  ORGANIZATION

The Gator Series Trust, formally known as Endurance Series Trust prior to February 27, 2014, is an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated November 29, 2012 (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value. The Gator Funds (the “Funds”) are two series currently authorized by the Trustees.  The series currently authorized are the Gator Focus Fund (the “Focus Fund”) and the Gator Opportunities Fund (the “Opportunities Fund”).  Both series currently have two classes, the Institutional Class and the Investor Class.  The Funds are non-diversified. The investment Adviser to the Funds is Gator Capital Management, LLC (the "Adviser" or “GCM”).

For the Focus Fund - the Institutional Class commenced investment operations on April 24, 2013.  The Investor Class commenced investment operations on April 29, 2013.

For the Opportunities Fund - the Institutional Class and Investor Class commenced investment operations on November 5, 2013.

The Funds’ investment objective is to seek long-term capital appreciation.

2.  SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The following is a summary of significant accounting policies used in preparing the financial statements.

SECURITY VALUATIONS: All investments in securities are recorded at their estimated fair value, as described in Note 3.

CASH AND CASH EQUIVALENTS: The Funds maintain cash in accounts at a regional bank which, at times, may exceed federally insured limits.

FEDERAL INCOME TAXES: The Funds’ policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income; if any to shareholders. Therefore, no federal income tax provision is required. It is the Funds’ policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds’ policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Funds recognize the tax benefits of certain tax positions only where the position are “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds tax position; and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Funds’ 2014 tax returns. The Funds identify their major tax jurisdiction as U.S. Federal tax authorities; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the six months ended September 30, 2014, the Funds did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income taxes purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the respective Fund.

EXPENSES:  Expenses incurred by the Trust that do not relate to a specific Fund of the Trust are allocated to the individual Funds based on each Fund’s relative net assets or another appropriate basis, as determined by the Board of Trustees (the “Board”).

SHARE CLASS ACCOUNTING: Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the two classes of shares of the Fund on the basis of the daily net assets of each class.  Fees relating to a specific class are charged directly to that share class.

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

SHARE VALUATION: Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open.  The NYSE is currently closed on weekend days and on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The NAV is determined by totaling the value of all portfolio securities, cash and other assets held by each respective Fund, and subtracting from that total all liabilities, including accrued expenses.  The total NAV is divided by the total number of shares outstanding to determine the NAV of each share.

REDEMPTION FEE: To discourage short-term trades by investors, and to offset any transaction and other costs associated with short-term trading, the Funds will impose a redemption fee, on both classes, of 1.00% of the total redemption amount (calculated at fair value) if shares are redeemed within 60 days of initial purchase. Redemption fees are retained by the Fund. There was $0 in redemption fees collected for the Funds during the six months ended September 30, 2014.

OTHER: The Funds record security transactions on the trade date. The highest cost method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are accreted and amortized, over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the appropriate country’s rules and tax rates.

SUBSEQUENT EVENTS: Management has evaluated the impact of all subsequent events on the Funds through the issuance date of these financial statements and has noted no such events requiring accounting or disclosure.

3.  SECURITIES VALUATIONS

As described in Note 2, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to the valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS:  A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common stock including ADRs, and Warrants) - Equity securities are valued by using market quotations furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price.  Generally if the security is traded in an active market and is valued at the last sales price, the security is categorized as a Level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price the position is generally categorized as Level 2. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined by the Adviser in good faith, in accordance with guidelines adopted by and subject to review of the Board and are categorized in Level 2 or Level 3, when appropriate.

Money market mutual funds are generally priced at the ending value at $1 NAV provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. These securities are categorized as level 2 or level 3, when appropriate.

The following table summarizes the inputs used to value the Funds assets measured at fair value as of September 30, 2014:

Focus Fund

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$5,349,140	$ -	$ -	$5,349,140
Warrants	129,270	-	-	129,270
Short-Term Investments	65,836	-	-	65,836
Total	$5,544,246	$ -	$ -	$5,544,246

Opportunities Fund

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 588,052	$ -	$ -	$ 588,052
Short-Term Investments	16,252	-	-	16,252
Total	$ 604,304	$ -	$ -	$ 604,304

The Funds did not hold any Level 3 assets (those valued using significant unobservable inputs) during the six months ended September 30, 2014. Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable.

The Funds did not hold any derivative instruments at any time during the six months ended September 30, 2014. For more detail on the industry classification of investments, please refer to each respective Fund’s Schedule of Investments. The Funds had no transfers into Level 2 during the six months ended September 30, 2014. It is the Funds’ policy to consider transfers into or out of the levels as of the end of the reporting period.

4.  RELATED PARTY TRANSACTIONS

INVESTMENT ADVISER:  Gator Capital Management, LLC, serves as investment Adviser to the Funds. Subject to the supervision and direction of the Trustees, the Adviser manages the Funds investments to be sure they are made in accordance with each Fund’s stated investment objectives and policies. The fee paid to the Adviser is governed by an investment management agreement ("Management Agreement") between the Trust, on behalf of the Fund, and the Adviser. Pursuant to the Management Agreement, the Fund pays the Adviser, on a monthly basis, an annual advisory fee equivalent to 1.00% of each Fund's average daily net assets.

For the six months ended September 30, 2014, the Adviser earned $24,612 from the Focus Fund for advisory fees.  During the same period, the Adviser waived $47,398 in expenses pursuant to the Expense Limitation Agreement.  At September 30, 2014, the Adviser owed the Focus Fund $4,559 for expense waived.

For the six months ended September 30, 2014, the Adviser earned $2,670 from the Opportunities Fund for advisory fees.  During the same period, the Adviser waived $51,833 in expenses pursuant to the Expense Limitation Agreement.  At September 30, 2014, the Adviser owed the Opportunities Fund $32,311 for expense waived.

The Adviser has contractually agreed to reduce its fees and to reimburse expenses, at least through August 1, 2024 for the Focus Fund and August 1, 2017 for the Opportunities Fund, to ensure that total annual Funds operating expenses of the Funds after fee waiver and reimbursement (exclusive of any 12b-1 fees, taxes, short selling expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) will not exceed 1.49% of average daily net assets attributable to each respective Fund. These fee waivers and expense reimbursements are subject to possible recoupment from the Funds within three years after the end of the fiscal year in which the waiver or reimbursement occurs, if such recoupment can be achieved within the foregoing expense limit. This agreement may be terminated only by the Funds’ Board of Trustees, on 60 days written notice to the Funds’ Adviser.  At March 31, 2014, the expense waivers subject to recoupment were as follows:

Focus Fund

Fiscal Year Ended	Recoverable Through	Amount
March 31, 2014	March 31, 2017	$170,994

Opportunities Fund

Fiscal Year Ended	Recoverable Through	Amount
March 31, 2014	March 31, 2017	$65,365

5.  DISTRIBUTION (12B-1) PLAN

The Funds have adopted a Distribution Plan in accordance with Rule 12b-1 (“Distribution Plan”) under the 1940 Act for the Investor Class shares.  Pursuant to the Distribution Plan, the Funds compensate the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Funds’ Investor Class shares.  The Distribution Plan provides that the Funds may pay annually up to 0.25% of the average daily net assets of each Fund’s Investor Class.

For the six months ended September 30, 2014, the Focus Fund incurred $547 in distribution fees.  At September 30, 2014, the Focus Fund owed $399 in distribution fees.

For the six months ended September 30, 2014, the Opportunities Fund incurred $44 in distribution fees.  At September 30, 2014, the Opportunities Fund owed $28 in distribution fees.

6.  INVESTMENTS

For the six months ended September 30, 2014, the cost of purchases and the proceeds from sales, other than U.S. Government Securities, and short-term securities, aggregated $2,690,294 and $419,556, respectively for the Focus Fund.

For the six months ended September 30, 2014, the cost of purchases and the proceeds from sales, other than U.S. Government Securities, and short-term securities, aggregated $310,370 and $167,515, respectively for the Opportunities Fund.

7.  TAX MATTERS

Focus Fund

For Federal income tax purposes, the cost of investments owned at March 31, 2014, was $3,956,655. At March 31, 2014, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) on investments was as follows:

Gross unrealized appreciation on investment securities	$ 306,598
Gross unrealized depreciation on investment securities	(80,376)
Net unrealized appreciation on investment securities	$ 226,222

For the period ended March 31, 2014, the Fund recorded the following reclassifications to the accounts listed below.  The reclassifications were primarily the result of the treatment of short term capital gains.

Paid-in Capital	Decrease Accumulated Net Investment Loss	Increase Accumulated Realized Loss on Investments
$0	$3,524	($3,524)

As of March 31, 2014 the components of accumulated earnings on a tax basis were as follows:

Net unrealized appreciation

$226,222

Late Year and Post October Losses Deferred

  (15,999)

Total

$210,223

Late year losses incurred after December 31 within the fiscal period are deemed to arise on the first business day of the following fiscal year for tax purposes. During the fiscal period ended March 31, 2014, the Focus Fund incurred and elected to defer such late year losses of $3,904.

Capital losses incurred after October 31 within the fiscal period are deemed to arise on the first business day of the following fiscal year for tax purposes.  During the fiscal period ended March 31, 2014, the Focus Fund incurred and elected to defer such post October losses of $12,095.

On December 26, 2013, the Focus Fund paid a short term capital gain distribution of $0.13753 per share, for a total distribution of $14,496.

Tax character of the distributions paid during the period ended March 31, 2014 was as follows:

Ordinary Income	$14,496
Realized Gains	$ 0

For the six months ended September 30, 2014, no distributions were paid.

Opportunities Fund

For Federal income tax purposes, the cost of investments owned at March 31, 2014, was $443,803. At March 31, 2014, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) on investments was as follows:

Gross unrealized appreciation on investment securities	$ 30,749
Gross unrealized depreciation on investment securities	(7,165)
Net unrealized appreciation on investment securities	$ 23,584

As of March 31, 2014 the components of accumulated earnings on a tax basis were as follows:

Net unrealized appreciation

  $23,584

Undistributed net investment income

    14,939

Late Year Losses

      (584)

Total

  $37,939

The difference between the accumulated net realized gains for tax purposes and the accumulated net realized gains reported in the Statement of Assets and Liabilities is due to wash sale losses, which are required to be deferred for tax purposes. Net unrealized appreciation on a tax basis and the net unrealized appreciation on investments reported in the Statement of Assets and Liabilities differ by this same wash sale loss figure.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. During the fiscal year ended March 31, 2014, the Opportunities Fund incurred and elected to defer such late year losses of $584.

There were no distributions paid by either Class of shares during the six months ended September 30, 2014, and the period ended March 31, 2014.

8.  CONTROL AND OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under section 2 (a) (9) of the Investment Company Act of 1940, as amended.  As of September 30, 2014, Charles Schwab & Co., for the benefit of its customers, owned approximately 57.98% of the Focus Fund.  As of September 30, 2014, the Kronzon family owned approximately 38.26% of the Opportunities Fund.

9.  NEW ACCOUNTING PRONOUNCEMENT

In June 2013, the FASB issued ASU 2013-08, Financial Services Investment Companies, which updates the scope, measurement, and disclosure requirements for U.S. GAAP including identifying characteristics of an investment company, measurement of ownership in other investment companies and requires additional disclosures regarding investment company status and following guidance in Topic 946 of the FASB Accounting Standards Codification (FASC).  The ASU is effective for interim and annual reporting periods that begin after December 15, 2013.  Management is currently evaluating the impact that these pronouncements may have on the Fund’s financial statements.

Gator Funds
Expense Illustration
September 30, 2014 (Unaudited)

Expense Example

As a shareholder of the Gator Focus Fund or the Gator Opportunities Fund (the "Funds"), you incur  two types of costs: (1) transaction costs which consist of redemption fees; and (2) ongoing costs which consist of management fees, distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2014 through September 30, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Gator Focus Fund:

Institutional Class
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	April 1, 2014	September 30, 2014	April 1, 2014 to September 30, 2014

Actual	$1,000.00	$947.89	$7.28
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.60	$7.54

* Expenses are equal to the Fund's annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Investor Class
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	April 1, 2014	September 30, 2014	April 1, 2014 to September 30, 2014

Actual	$1,000.00	$947.00	$8.49
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,016.34	$8.80

* Expenses are equal to the Fund's annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Gator Opportunities Fund:

Institutional Class
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	April 1, 2014	September 30, 2014	April 1, 2014 to September 30, 2014

Actual	$1,000.00	$1,049.37	$7.65
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.60	$7.54

* Expenses are equal to the Fund's annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Investor Class
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	April 1, 2014	September 30, 2014	April 1, 2014 to September 30, 2014

Actual	$1,000.00	$1,047.58	$8.93
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,016.34	$8.80

* Expenses are equal to the Fund's annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

GATOR FUNDS

ADDITIONAL INFORMATION

SEPTEMBER 30, 2014 (UNAUDITED)

Portfolio Holdings – The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Funds’ first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-855-270-2678, free of charge.

Proxy Voting - A description of the policies and procedures that the Funds’ use to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-855-270-2678 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Funds voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free 1-855-270-2678 to request a copy of the SAI or to make shareholder inquiries.

Annual Approval of Investment Advisory Agreement – At a meeting held on May 16, 2014, a discussion ensued concerning the approval of the Investment Advisory Agreement.  After discussion, the Board of Trustees decided to approve the renewal of the Investment Advisory Agreement for a one-year period based upon their evaluation of:  (i) the nature, extent and quality of the services provided; (ii) the experience and qualification of the persons at the Adviser providing investment advisory services to the Focus Fund, the background and experience of the Fund’s Portfolio Manager; (iii) the fee structure, the existence of the current Expense Limitation and Reimbursement Agreement, and the Fund’s expense ratio in relation to those of other investment companies having comparable investment policies and limitations, noting the Adviser’s commitment to cap expenses; (iv) the Fund’s performance; and (v) the Adviser’s entrepreneurial risk in organizing the Fund and bearing certain costs until the Fund’s assets increased.

The Trustees considered the terms and conditions of the existing Investment Advisory Agreement that was being renewed, noting that the terms and conditions were the same, including the provision for advisory fees.  The Trustees also considered the nature, quality and scope of the investment advisory services that had been provided to the Fund by the Adviser in the past and the services that were expected to continue in the future.  The Board concluded that the nature, quality and scope of the investment advisory services provided by the Adviser in advising the Focus Fund were satisfactory.

The Trustees considered the performance results of the Focus Fund over various time periods.  They reviewed information comparing the Fund’s performance with the performance of other, similar mutual funds and with its benchmark indices.  The Adviser briefly discussed some of the comparable funds.  The Board reviewed the performance information provided, noting the Fund was performing competitively in comparison to its peer group.

The Trustees considered the investment advisory fees and other expenses paid by the Fund directly and in comparison to information regarding the fees and expenses incurred by other, similar mutual funds.  The Trustees noted that the Fund’s current expense ratio as a percentage of average net assets before expense waivers and reimbursements was high due to the Fund’s low asset size.  It was noted that the Fund’s current expense ratio as a percentage of average net assets after expense waivers and reimbursements was reasonable.  The Trustees also discussed the current Expense Limitation and Reimbursement Agreement, the fact that the Adviser was waiving fees and reimbursing expenses, and the amount of fees waived and expenses reimbursed.  The Trustees concluded that the fees paid to the Adviser by the Fund are appropriate and within the range of what would have been negotiated at arm’s length.

Item 2. Code of Ethics.

(a)As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a) The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Gator Series Trust

By /s/Derek Pilecki

     Derek Pilecki

     President and Secretary

Date: December 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Derek Pilecki

     Derek Pilecki

     President and Secretary

Date: December 8, 2014

By /s/Erik Anderson

     Erik Anderson

     Treasurer

Date: December 8, 2014